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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                        ______________________________

                                   FORM 8-K
                          _________________________

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): February 26, 2007



                        CARRINGTON LABORATORIES, INC.

            (Exact name of Registrant as specified in its charter)



               Texas                    0-11997             75-1435663
  -------------------------------     ----------         ----------------
  (State or other jurisdiction of     Commission         (I.R.S. Employer
  incorporation or organization)      File Number       Identification No.)


          2001 Walnut Hill Lane
              Irving, Texas                                   75038
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 (Address of principal executive offices)                   (Zip Code)


  Registrant's telephone number, including area code:  (972) 518-1300


                                Not applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 5.02.    Departure  of  Directors  or  Certain  Officers;  Election  of
 Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On February 26, 2007, Carrington Laboratories, Inc. (the "Company") received notice from Selvi Vescovi of his decision not to stand for re-election to the Company's Board of Directors at the Company's 2007 Annual Meeting of Shareholders (the "Annual Meeting"). Mr. Vescovi will continue to serve as a Company director until the Annual Meeting, which is currently expected to be held on May 17, 2007.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CARRINGTON LABORATORIES, INC.



 Date:  February 27, 2007      By:  /s/ Carlton E. Turner
                               -------------------------------------
                               Carlton E. Turner, Ph.D., D.Sc.
                               President and Chief Executive Officer